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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC  20549


                              ---------------------


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                November 19, 2002


                                US Patriot, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                 South Carolina
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OF ORGANIZATION)



                  000-49865                            57-1107699
-------------------------------------   ----------------------------------------
        (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NUMBER)


                      101 Charles Drive
                Bryn Mawr, Pennsylvania             19010
       -----------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 520-3050



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ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

     On November 19, 2002, the Company's board of directors approved the dismissal of Elliott Davis, LLC, the principal accountants previously engaged to audit the Company's financial statements. The reports provided by Elliott Davis, LLC for the fiscal year ended October 31, 2001 and the period from October 2, 2000 (inception) to October 31, 2000 did not include an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's most recent fiscal year ended October 31, 2002, and the subsequent period, there were no disagreements with the former independent auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the former independent auditor, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     On November 19, 2002, the Company's board of directors approved the engagement of Cogen Sklar, LLP as the principal accountants to audit the Company's financial statements. During the Company's most recent fiscal year and the subsequent period prior to such appointment, the Company has not consulted the newly engaged independent auditor regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

     Cogen Sklar, LLP reviewed the disclosure provided in this Form 8-K prior to its filing with the Securities and Exchange Commission. The Company has requested that Elliott Davis, LLC furnish a letter to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of the letter from Elliott Davis, LLC to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-B.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)     Not  applicable.

     (b)     Not  applicable.

     (c)     Exhibits.

16.1     Letter  from  Elliott  Davis,  LLC  dated  November  25,  2002



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        US  PATRIOT,  INC.



                                        By:  /s/  Chris  Schwartz
                                        ---------------------------------
                                        Name:  Chris  Schwartz
                                        Title:  Chief  Executive  Officer


Date:  November 25, 2002


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